SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2007

____________________________________________

STANDARD MANAGEMENT CORPORATION

_________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Indiana                                                        0-20882                                                          35-1773567

________________________________________________________________________________

 (State or other jurisdiction                   (Commission File Number)                              (IRS Employer

  of incorporation)                                                                                                      Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana

46280

_________________________________________________________________________________

(Address of principal executive offices)                                                                                 (Zip Code)

Registrant's telephone number, including area code                     (317) 574-6200

N/A

_________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On February 13, 2007, the Registrant issued a press release a copy of which is attached to the report as Exhibit 99 and which is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

           (a)     Not applicable.

           (b)     Not applicable

           (c)     Not applicable

           (d)     Exhibits

                      99      Press Release dated February 13, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION

By: /s/Ronald D. Hunter
Name:	Ronald D. Hunter
Title:	Chairman and Chief Executive Officer

Dated: February 13, 2007